EXHIBIT 10.1

FIFTH MORTGAGE LOAN MODIFICATION AGREEMENT

        THIS FIFTH MORTGAGE LOAN MODIFICATION AGREEMENT (the “Agreement”) is entered into as of the 19th day of May, 2008 (“Effective Date”) by and among NATIONAL CITY BANK, a national banking association and successor by merger to The Provident Bank, One East Fourth Street, Cincinnati, Ohio 45202 (the “Lender”), NTS/VIRGINIA DEVELOPMENT COMPANY (“NTS/Virginia”), a Virginia corporation, and NTS/LAKE FOREST II RESIDENTIAL CORPORATION, a Kentucky corporation (the “Borrowers”), ORLANDO LAKE FOREST JOINT VENTURE, a Florida joint venture (“Orlando Lake Forest”) and NTS MORTGAGE INCOME FUND, a Delaware corporation (the “Guarantor”).

RECITALS:

    A.        Borrowers, Orlando Lake Forest and/or Guarantor have issued and delivered to Lender the following loan agreements, promissory notes and security documents:

(1) Amended and Restated Development and Construction Loan Agreement among Lender, Borrowers and Guarantors dated October 31, 2000 (“Loan Agreement”);

    (2)        $18,000,000.00 Revolving Promissory Note Construction Mortgage Loan made by Borrowers and Guarantors payable to the order of Lender dated October 31, 2000, which consolidates the Loans referenced in Sections 6 and 8 below (“Revolving Note”);

(3) Guaranty Agreement made by NTS Mortgage Income Fund in favor of Lender dated October 31, 2000;

(4) Stock Pledge Agreement by NTS Mortgage Income Fund in favor of Lender pledging its one hundred percent (100%) ownership in the capital stock of NTS/Lake Forest II to Lender dated October 31, 2000;

    (5)        Amendment to Stock Pledge Agreement by NTS Mortgage Income Fund in favor of Lender pledging its one hundred percent (100%) ownership in the capital stock of NTS/Virginia to Lender dated October 31, 2000;

    (6)        Development and Construction Loan dated December 30, 1997 which evidences a Ten Million Seven Hundred Thousand and 00/100 Dollar ($10,700,000.00) loan made by Lender to NTS/Virginia Development Company which is now consolidated under the Revolving Note. Such loan is secured by the following:

    (a)        Credit Line Deed of Trust and Security Agreement made by Borrower, NTS/Virginia Development Corporation in favor of Phillip Sasser, Jr. and James E. Jarrell, III, as Trustees for the benefit of Lender, of record in Deed Book 1521, Page 447 in the office of the Spotsylvania County Recorder’s Office, as amended on October 31, 2000 in Deed Book 1874, Page 355 in the

Spotsylvania County Recorder’s Office (as modified in Items 9, 12, 14 and 17, the “Deed of Trust”);

    (b)        Conditional Assignment of Leases, Rents, Contracts, Income and Proceeds made by the Borrower in favor of Lender, of record in Deed Book 1521, Page 501 in the Spotsylvania County Recorder’s Office, as amended on October 31, 2000 in Deed Book 1874, Page 362, Spotsylvania County Recorder’s Office; and

(c) UCC-1 Financing Statements of record in Spotsylvania County Recorder’s Office.

(7) Environmental Indemnity Agreement between Lender and NTS/Virginia dated October 31, 2000;

(8) Environmental Indemnity Agreement between Lender and NTS/Lake Forest II dated October 31, 2000;

    (9)        Mortgage Loan Modification Agreement between Lender and Borrowers dated May 16, 2003 and recorded on July 1, 2003 as Instrument 200300025884 in the Clerks office of the Circuit Court of Spotsylvania County, Virginia;

    (10)        Second Amended and Restated Revolving Promissory Note dated May 16, 2003 granted by Borrowers to Lender in the principal amount of Twelve Million and 00/100 Dollars ($12,000,000.00) (“Second Amended Note”);

(11) Security Agreement dated May 16, 2003 granted by Borrowers to Lender.

    (12)        Second Mortgage Loan Modification Agreement between Lender and Borrowers dated June 22, 2004 and recorded on July 12, 2004 as Instrument LR200400026770 in the Clerks office of the Circuit Court of Spotsylvania County, Virginia;

    (13)        Third Amended and Restated Revolving Promissory Note dated June 22, 2004 granted by Borrowers to Lender in the maximum amount of available credit of Eight Million and 00/100 Dollars ($8,000,000.00) (“Third Amended Note”);

    (14)        Third Mortgage Loan Modification Agreement between Lender and Borrowers dated April 20, 2005 and recorded on May 16, 2005 as Instrument 200500019730 in the Clerks office of the Circuit Court of Spotsylvania County, Virginia;

    (15)        Fourth Amended and Restated Revolving Promissory Note dated April 20, 2005 granted by Borrowers to Lender in the maximum amount of available credit of Five Million and 00/100 Dollars ($5,000,000.00) (“Fourth Amended Note”);

(16) Fifth Amended and Restated Revolving Promissory Note dated October 24, 2007 granted by Borrowers to Lender in the maximum amount of available credit of Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000.00) (“Fifth Amended Note”);

    (17)        Fourth Mortgage Loan Modification Agreement between Lender, Borrower, Orlando Lake Forest and Guarantor dated October 24, 2007 and recorded December 13, 2007 as Instrument No. LR200700033396 in the Clerk’s Office of Spotsylvania County, Virginia;

    (18)        Unrecorded Open End Mortgage, Security Agreement and Assignment of Rents and Leases dated October 24, 2007, granted by Orlando Lake Forest in favor of Lender, encumbering land (“Additional Property”) located in Seminole County, Florida (“Additional Mortgage”); and

(19) Unrecorded Assignment of Contracts and Income dated October 24, 2007, granted by Orlando Lake Forest in favor of Lender (“Additional Assignment”).

    Items (2), (10), (13), (15) and (16) are hereinafter referred to as the “Notes”. Items (1) through (19) are hereinafter referred to as the “Loan Documents.”

    B.        The above described indebtedness, as evidenced by the Notes and all additional sums due under the Loan Documents, if any, remains unpaid and Borrowers have requested and Lender has agreed to the rearrangement of the terms of such indebtedness (the “Indebtedness”) to extend the loan from May 1, 2008 to August 31, 2008 and to cancel the revolving feature, which modifications shall occur upon Borrowers’ compliance with the provisions set forth herein.

    NOW, THEREFORE, in consideration of the mutual promises made herein, the benefits accruing to the parties herein and the obligations assumed hereunder, the parties agree that the Indebtedness shall remain outstanding and the terms of such Indebtedness shall be amended as follows:

    (1)       Amendment to Notes. The Notes shall be amended to extend to maturity date thereunder from May 1, 2008 to August 31, 2008. Additionally, Borrowers acknowledge that there is a current outstanding principal balance under the Notes of Seven Million Two Hundred Thousand and 00/100 Dollars ($7,200,000.00) and funds available to be drawn as an interest reserve in the amount of Three Hundred Thousand and 00/100 Dollars ($300,000.00). Borrowers agree that the Notes shall no longer revolve and once any principal is repaid, Borrowers can no longer re-borrow said repaid principal. The amendments contained herein shall not constitute a repayment or satisfaction of the Indebtedness evidenced by the Notes, which for all purposes hereunder shall remain outstanding from December 30, 1997, January 6, 1998, May 16, 2003, June 22, 2004, April 20, 2005 and October 24, 2007, the original dates of issuance of the Indebtedness now evidenced by the Notes.

(2) Amendment to Deed of Trust and to Additional Mortgage. The Deed of Trust and the Additional Mortgage shall be amended to reflect the extension of the maturity date to August 31, 2008.

(3) Amendment to Other Loan Documents. The other Loan Documents shall be amended to reflect the extension of the maturity date of the Notes.

(4) Conditions Precedent. Contemporaneously herewith, Borrowers shall deliver to Lender the following items:

(a) Lender’s reasonable legal fees and other out-of-pocket expenses in connection with the modification contained herein.

(5) Covenants and Representations.

    (a)       Borrowers acknowledge and unconditionally promise to pay the entire Indebtedness as set forth in the Notes as modified herein and in the original and amended instruments evidencing and securing the Indebtedness.

    (b)       Borrowers and Lender agree that the entire Indebtedness shall be secured by the Deed of Trust, as amended, the Additional Mortgage, as amended, the Additional Assignment, as amended, and the other Loan Documents, as amended, and the parties agree and acknowledge that this Agreement is made in reliance upon the security of such Deed of Trust, as amended, Additional Mortgage, as amended, Additional Assignment, as amended, and other Loan Documents, as amended.

    (c)       NTS/Virginia Development Company represents and warrants that it is the true and lawful owner of the Land, as described in the Third Mortgage Loan Modification Agreement set forth in Section A(14) of the Recitals hereof, in the Fawn Lake Project located in Spotsylvania County, Virginia (“Fawn Lake Project”), subject to the Deed of Trust, as amended, and that the Deed of Trust, as amended, is and will be maintained as a valid first mortgage lien on the Land in the Fawn Lake Project.

    (d)       Orlando Lake Forest Joint Venture represents and warrants that it is the true and lawful owner of the Additional Property subject to the Additional Mortgage and Additional Assignment, each as amended, and that the Additional Mortgage and Additional Assignment, each as amended, are and will be maintained as a valid first mortgage lien on the Additional Property; provided, however, such Additional Mortgage and Additional Assignment shall not be recorded unless Borrowers are in default under any Event of Default as defined in the Loan Documents and not cured within any applicable grace period.

(e) Borrowers reaffirm all covenants and representations set forth in the Loan Documents as if such covenants and representations were made as of the date hereof.

    (f)       Borrowers represent and warrant that Borrowers have no claims, counterclaims, setoffs, actions or causes of actions, damages or liabilities of any kind or nature whatsoever whether at law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively, “Claims”) against Lender, its direct or indirect parent corporation or any direct or indirect affiliates of such parent corporation, or any of the foregoing’s respective directors, officers, employees, agents, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, “Lender Parties”) that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As an inducement to Lender to enter into this Amendment, Borrowers on behalf of each of them, and all of their successors and assigns hereby knowingly and voluntarily release and discharge all Lender Parties from any and all Claims, whether known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As used herein, the term “Prior Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun at any time prior to the Effective Date or occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Loan Documents or any documents executed in connection with the Loan Documents or which was related to or connected in any manner, directly or indirectly to the extension of credit represented by the Loan Documents.

(6) Miscellaneous. This Agreement shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

The parties have signed this Agreement as of the date first above written.

LENDER: NATIONAL CITY BANK By: /s/ Brent E. Johnson —————————————— Brent E. Johnson, Vice President

STATE OF OHIO	)
	)	SS:
COUNTY OF HAMILTON	)

        The foregoing instrument was acknowledged before me this 20 day of May, 2008, by Brent E. Johnson, Vice President of National City Bank, a national banking association on behalf of the corporation.

        My commission expires: 2/18/2013

(SEAL)	/s/ Christi Y. Davis —————————————— Notary Public

BORROWERS: NTS/VIRGINIA DEVELOPMENT COMPANY By: /s/ Neil A. Mitchell —————————————— Name: Neil A. Mitchell Title: Senior Vice President

COMMONWEALTH OF KENTUCKY	)
	)	SS:
COUNTY OF JEFFERSON	)

        The foregoing instrument was acknowledged before me this 19th day of May, 2008, by Neil A. Mitchell, Senior Vice President of NTS/Virginia Development Company, a Virginia corporation, for and on behalf of said corporation.

        My commission expires: April 27, 2010

(SEAL)	/s/ Susan M. Howard —————————————— NOTARY PUBLIC

NTS/LAKE FOREST II RESIDENTIAL CORPORATION By: /s/ Neil A. Mitchell —————————————— Name: Neil A. Mitchell Title: Senior Vice President

COMMONWEALTH OF KENTUCKY	)
	)	SS:
COUNTY OF JEFFERSON	)

        The foregoing instrument was acknowledged before me this 19th day of May, 2008, by Neil A. Mitchell, Senior Vice President of NTS/Lake Forest II Residential Corporation, a Kentucky corporation, for and on behalf of said corporation.

        My commission expires: April 27, 2010

(SEAL)	/s/ Susan M. Howard —————————————— NOTARY PUBLIC

ORLANDO LAKE FOREST:

ORLANDO LAKE FOREST JOINT VENTURE

By:        Orlando Lake Forest, Inc., Its Managing
              General Partner

              By:   /s/ Neil A. Mitchell
              ——————————————
              Name: Neil A. Mitchell
Title: Senior Vice President

COMMONWEALTH OF KENTUCKY	)
	)	SS:
COUNTY OF JEFFERSON	)

        The foregoing instrument was acknowledged before me this 19th day of May, 2008, by Neil A. Mitchell, Senior Vice President of Orlando Lake Forest, Inc., a Florida corporation and the Managing General Partner of Orlando Lake Forest Joint Venture, a Florida joint venture, on behalf of the corporation as managing general partner of the joint venture.

        My commission expires: April 27, 2010

(SEAL)	/s/ Susan M. Howard —————————————— NOTARY PUBLIC

(Signatures continue on following page)

CONSENT AND ACKNOWLEDGEMENT OF GUARANTOR

        The undersigned, as the Guarantor of the Indebtedness, as defined above, pursuant to that certain Guaranty Agreement dated October 31, 2000, hereby acknowledges, consents and ratifies the amendments of the Notes, the Deed of Trust and the other Loan Documents as evidenced by the terms hereof. In addition, the undersigned acknowledges that the modification of the Notes, the Deed of Trust and other Loan Documents as set forth herein shall in no way affect or impair its liability under the Guaranty Agreement, which now guarantees the repayment of the sums due under the Fifth Amended and Restated Revolving Promissory Note, nor shall such modifications affect or impair the validity of any other document given as security for the Notes.

GUARANTOR: NTS MORTGAGE INCOME FUND By: /s/ Neil A. Mitchell —————————————— Name: Neil A. Mitchell Title: Assistant Treasurer

COMMONWEALTH OF KENTUCKY	)
	)	SS:
COUNTY OF JEFFERSON	)

        The foregoing instrument was acknowledged before me this 19th day of May, 2008, by Neil A. Mitchell, Assistant Treasurer of NTS Mortgage Income Fund, a Delaware corporation, for and on behalf of said corporation.

        My commission expires: April 27, 2010

(SEAL)	/s/ Susan M. Howard —————————————— NOTARY PUBLIC

This Instrument Prepared by:

Mark J. Weber
Keating, Muething & Klekamp PLL
One East Fourth Street #1400
Cincinnati, Ohio 45202